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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2001


                                 IMRGLOBAL CORP.
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             (Exact name of registrant as specified in its charter)

      FLORIDA                        0-28840                 59-2911475
      -------                        -------                 ----------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)


              100 South Missouri Avenue, Clearwater, Florida 33756
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            (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (727) 467-8000

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.

      On July 20, 2001, IMRglobal issued a press release announcing that a lawsuit has been filed against IMRglobal and its directors alleging breaches of fiduciary duty in connection with IMRglobal's pending merger with CGI. The press release is attached as an exhibit and is incorporated by reference to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     EXHIBITS.

      99.1  Press Release, dated July 20, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMRGLOBAL CORP.
                                 (Registrant)


                                 By:  /s/ Michael J. Dean
                                    ------------------------------------------
                                    Michael J. Dean, Chief Financial Officer

                                 Date:  July 20, 2001